UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter.

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Achillion Pharmaceuticals, Inc. (the “Company”) held on May 31, 2018, the Company’s stockholders considered and voted upon the following proposals at the meeting: (1) the election of Jason Fisherman as a Class III director for a term to expire at the Company’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified; (2) the approval, on an advisory basis, of the Company’s executive compensation; (3) the approval of an amendment and restatement of the Company’s 2015 Stock Incentive Plan; (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (5) the election of Joseph Truitt as a Class III director for a term to expire at the Company’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Each proposal was approved by the requisite number of votes. The results with respect to each matter voted upon are set forth below.

(1) The Company’s stockholders elected Jason Fisherman to the Company’s Board of Directors to serve as a Class III director for a term to expire at the Company’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

For	Withheld	Broker Non-Votes
93,208,386	989,834	28,165,739

(2) The compensation of the Company’s named executive officers was approved on a non-binding advisory basis:

For	Against	Abstain	Broker Non-Votes
92,835,085	1,228,294	134,841	28,165,739

(3) The Company’s stockholders approved an amendment and restatement of the Company’s 2015 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
87,649,998	6,162,703	385,519	28,165,739

(4) The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified:

For	Against	Abstain
121,252,270	377,340	734,349

(5) The Company’s stockholders elected Joseph Truitt to the Company’s Board of Directors to serve as a Class III director for a term to expire at the Company’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

For	Withheld	Broker Non-Votes
85,905,546	630,829	32,398,515

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer